Prospectus Supplement

March 4, 2021

Morgan Stanley Institutional Liquidity Funds

Supplement dated March 4, 2021 to the Morgan Stanley Institutional Liquidity Funds Prospectuses dated February 26, 2021

ESG Money Market Portfolio
Government Portfolio
Government Securities Portfolio
Prime Portfolio
Tax-Exempt Portfolio
Treasury Portfolio
Treasury Securities Portfolio

Effective March 8, 2021, the final sentence in the section of each Prospectus entitled "Shareholder Information—Pricing of Fund Shares" is hereby deleted and replaced with the following:

Purchase orders received by the Funds and not funded by 6:45 p.m. Eastern time on the trade date may be subject to an overdraft charge.

Please retain this supplement for future reference.

  IFLFEDWIREPROSPT 3/2021